UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 18, 2005


                           Delta and Pine Land Company
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 000-21788

                               Delaware 62-1040440
                 (State or other jurisdiction (I. R. S. Employer
              of incorporation or organization) Identification No.)

                    One Cotton Row, Scott, Mississippi 38772
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 742-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Amendment to a Material Definitive Agreement.

On May 18, 2005, the Board of Directors of Delta and Pine Land Company (the "Company") approved a grant of 4,000 restricted stock units to each of the Company's non-management directors under the Company's 2005 Omnibus Stock Plan (the "Plan"). Also on May 18, 2005, the Compensation Committee of the Board of Directors approved the following grants of restricted stock to the Company's executive officers under the Plan:

Executive Officer                          Number of Shares of Restricted Stock
-----------------                          ------------------------------------
Charles R. Dismuke........................                     10,240
R.D. Greene...............................                      7,910
William V. Hugie..........................                      4,345
W. Thomas Jagodinski......................                     21,504
Thomas A. Kerby...........................                      4,532

Awards are made using the Restricted Stock Unit Award - Member of the Board of Directors, Restricted Stock Award - Member of the Board of Directors, Restricted Stock Award - Employee and Non-Qualified Stock Option Award substantially in the forms attached to this report as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, which are incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit
Number    Description
--------  ---------------------------------------------------------------------

10.1      Form of Restricted Stock Unit Award - Member of the Board of Directors
10.2      Form of Restricted Stock Award - Member of the Board of Directors
10.3      Form of Restricted Stock Award - Employee
10.4      Form of Non-Qualified Stock Option Award

                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DELTA AND PINE LAND COMPANY
                                         (Registrant)

                                         By:  /s/ R. D. Greene
                                              ------------------------
                                         R.D. Greene
                                         Vice President - Finance, Treasurer and
                                         Assistant Secretary



Date:    May 24, 2005

                                INDEX TO EXHIBITS


Exhibit
Number    Description
--------  ---------------------------------------------------------------------

10.1      Form of Restricted Stock Unit Award - Member of the Board of Directors
10.2      Form of Restricted Stock Award - Member of the Board of Directors
10.3      Form of Restricted Stock Award - Employee
10.4      Form of Non-Qualified Stock Option Award